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                                                                    Exhibit 99.7


                       SENIOR SUBORDINATED PROMISSORY NOTE

$____________                                                  __________, 2003


     FOR VALUE RECEIVED, Aspen Technology, Inc., a Delaware corporation (the "Company"), hereby unconditionally promises to pay to the order of _________________________, a _____________ corporation (the "Holder"), in lawful money of the United States of America and in immediately available funds, the principal sum of __________ Dollars ($_______), together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below. This is one of a series of Senior Subordinated Promissory Notes issued by the Company on or about ____________, 200_ (each a "Note," and collectively the "Notes").

     1. PRINCIPAL REPAYMENT. The outstanding principal amount of this Note shall be due and payable on the earlier to occur of (a) the fifth anniversary of the date of this Note and (b) the date on which an Event of Default (as defined below) has occurred (the "Maturity Date"). This Note may be prepaid in whole or in part by the Company at any time without premium or penalty.

     2. INTEREST RATE AND PAYMENTS. The Company unconditionally promises to pay to the order of the Holder interest on the unpaid principal amount of this Note for the period from and including the date hereof and continuing until the repayment of the entire unpaid principal amount of this Note at a per annum interest rate equal to 10% (but in no event to exceed the maximum rate permitted under applicable provisions of law). Interest shall accrue (but not compound) daily and be calculated on the basis of a 365-day year for the actual number of days elapsed. Interest shall accrue on the principal amount of this Note until the earlier to occur (the "Interest Payment Commencement Date") of (a) June 15, 2005 or (b) the payment in full of all obligations (whether prepaid, interest or otherwise) owing under the Debentures (as defined below), after which date all such accrued interest shall be payable in eight equal quarterly installments, beginning with the last day of the calendar quarter next occurring after the Interest Payment Commencement Date (I.E., March 31, June 30, September 30 or December 31). All payments of interest accruing on the principal amount of this Note from and after the Interest Payment Commencement Date shall be due and payable quarterly in arrears, beginning with the last day of the calendar quarter next occurring after the Interest Payment Commencement Date (I.E., March 31, June 30, September 30 or December 31) and thereafter on the last day of each calendar quarter thereafter, until the Maturity Date, when all unpaid interest and principal shall be due and payable. Whenever any payment is made on any of the Notes, a proportionate payment shall be made on all other Notes (based on the aggregate principal amount of, and accrued interest on, each Note).

     3. PLACE OF PAYMENT. When and as required hereunder, all amounts payable hereunder (whether principal, interest or otherwise) shall be made in lawful money of the United States of America, and, with respect to any such payment on this Note in excess of $500,000 in any instance, (i) in immediately available funds and (ii) by wire transfer to an account at a commercial bank, which account shall be identified in a notice to the Company delivered in connection with the delivery of this Note or in any subsequent notice in writing provided to the Company by the Holder (which subsequent notice shall only be effective with respect to payments becoming due and payable more than five business days following the delivery of such notice). All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim.

     4. APPLICATION OF PAYMENTS. All payments received with respect to this Note shall be applied first to costs and expenses of collection payable hereunder, then against accrued interest, and thereafter against the outstanding principal balance hereof. Any amount not paid when due (including any principal repayment or interest payment), whether at stated maturity, by acceleration or otherwise, shall bear


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interest at an interest rate of 13.5% per annum (but in no event to exceed the maximum rate permitted under applicable provisions of law) until paid in full.

     5. SUBORDINATION

          (a) Each of the Company and the Holder acknowledge and agree that the indebtedness evidenced by this Note is subordinated and junior in right of payment to the prior payment in full of all Senior Debt to the extent and in the manner provided in this Section 5. For purposes of this Note, "Senior Debt" means the principal of (and premium, if any) and interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) on, all contingent obligations arising with respect to letters of credit, foreign exchange contracts and bankers' acceptances issued in connection with, and all fees and other amounts payable in connection with indebtedness of the Company for money borrowed from, or evidenced by credit or loan agreements, notes or similar instruments with or in favor of, one or more commercial banks under secured arrangements principally for working capital purposes, whether outstanding on the date of this Note or hereafter arising, in an aggregate principal amount not to exceed $50,000,000 (the "Senior Debt Cap") outstanding at any time. "Senior Debt" shall include, without limitation (but subject to the Senior Debt Cap), all indebtedness, liabilities and other obligations of the Company under (x) the Loan and Security Agreement dated January 30, 2003, between Silicon Valley Bank, as lender, and the Company, Aspentech, Inc., a Texas corporation, and Hyprotech Company, a corporation organized under the laws of Nova Scotia, Canada, as borrowers, and (y) the Export-Import Bank Loan and Security Agreement, dated as of January 30, 2003, between Silicon Valley Bank, as lender and the Company and Aspentech, Inc., a Texas corporation, in each case as such agreements may be amended, restated, extended, renewed, supplemented or otherwise modified from time to time (the facilities and documents described in clauses (x) and (y) above, are herein referred to collectively as the "SVB Documents").

          (b) Notwithstanding anything to the contrary, all indebtedness under this Note shall constitute "Senior Debt" under the Indenture, dated as of June 17, 1998, as amended and in effect from time to time, between the Company and The Chase Manhattan Bank (and it successors and assigns), as trustee, with respect to the 5 1/4% Subordinated Convertible Debentures due June 15, 2005 (the "Debentures").

          (c) In the event of any insolvency, receivership, conservatorship, reorganization, bankruptcy, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Company, whether voluntary or involuntary (collectively "Proceedings"), all Senior Debt shall be entitled to be paid in full, and all obligations under the documents creating or evidencing the Senior Debt shall be satisfied, before any payment shall be made on account of the principal of, or interest on, this Note. In the event of any Proceedings, after payment in full of all sums owing on the Senior Debt and the satisfaction of all obligations under the documents creating or evidencing the Senior Debt, the Holder shall be entitled to be paid from the remaining assets of the Company. Notwithstanding anything to the contrary contained in the Note, no payments of principal under the Note shall be payable at any time that Senior Debt is outstanding unless: (i) the Holder has issued to the Senior Holder a Holder's Notice (defined below), and (ii) the Blockage Expiration (defined below) shall have occurred.

          (d) The Company shall be entitled to make scheduled payments of interest under the Note provided that (i) each Senior Holder has consented to such payment in writing, or (ii)(x) there has not occurred and is continuing any default in the payment of the principal of or any interest on any



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     Senior Debt, both before and after giving effect to such payment of interest, and (y) there has not occurred and is continuing any other event of default under the documents creating or evidencing any Senior Debt, both before and after giving effect to such payment of interest. During (i) a default in the payment of principal of or any interest on any Senior Debt, or (ii) any other event of default under the documents creating or evidencing any Senior Debt, payments of interest under this Note may be made (x) upon each Senior Holder's written consent, or (y) absent such consent, only as provided in paragraphs 5(c), (e) and (f) below.

          (e) If, after an Event of Default under this Note or at any other time Holder wishes to receive payment of this Note in accordance with its terms (whether at stated maturity or by acceleration), the Holder desires to exercise any remedies against the Company or collect any payments on this Note, the Holder shall provide Silicon Valley Bank (so long as it is a holder of Senior Debt) and each holder of at least $5,000,000 outstanding principal amount (including contingent obligations with respect to outstanding letters of credit) of Senior Debt (each a "Senior Holder") with a written notice (the "Holder's Notice") to such effect. Each Senior Holder shall, upon receipt of the Holder's Notice, elect at its sole option to:
     (i) deliver a Blockage Notice (as defined below) to the Holder or (ii) deliver a notice (the "Exercise Notice") that the Holder may exercise remedies. Failure of a Senior Holder to respond to the Holder's Notice within thirty (30) days shall be deemed that such Senior Holder has delivered a Blockage Notice to the Holder.

          (f) If, at any time, there is an event of default under the Senior Debt or a Senior Holder has received a Holder's Notice, such Senior Holder may deliver written notice to the Holder (a "Blockage Notice"). The Holder shall not be entitled to receive any payments under this Note (except scheduled interest payments permitted under the first sentence of Section 5(d) hereof), and shall not commence any action or proceeding against the Company to enforce or collect any amounts due under this Note, to obtain possession of any property of the Company, to exercise control over property of the Company or to create, perfect, or enforce any lien against any property of the Company in each case unless (i) the Holder shall have delivered to each of the Senior Holders a Holder's Notice, and (ii) the Blockage Expiration shall have occurred. The "Blockage Expiration" shall mean the earliest to occur of: (w) the Senior Debt is paid in full and the Senior Holders' commitment to lend has been terminated, (x) each Senior Holder rescinds in writing the Blockage Notice which has been delivered or deemed delivered, (y) the expiration of the Blockage Period, and (z) the Holder's receipt of an Exercise Notice issued by each Senior Holder. The "Blockage Period" shall commence on the date that a Blockage Notice is delivered or deemed delivered to the Holder, and expire on the earlier to occur of (I) the later to occur of (A) June 30, 2005, and (B) 180 days following the date that a Blockage Notice is delivered or deemed to have been delivered; PROVIDED THAT if prior to the expiration of such 180-day period, a Senior Holder has accelerated the time for payment of the obligations under the Senior Debt, commenced a judicial proceeding or non-judicial action to collect or enforce the Senior Debt or exercised rights with respect to the Senior Holder's collateral and such Senior Holder continues to diligently pursue same, or a Proceeding respecting the Company is commenced, then such period shall be extended during the continuation of such proceeding, action, exercise or Proceeding until the Senior Debt is paid in full and satisfied and the Senior Holders' commitment to lend has been terminated, and (II) each Senior Holder's written consent to the termination of the Blockage Period. The Senior Holders may not deliver (or be deemed to deliver) more than one Blockage Notice in any twelve-month period.

          (g) In the event that notwithstanding the provisions of this Section 5, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or debentures (other than debentures that are subordinate and junior in right of payment to the payment


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     in full of all Senior Debt outstanding at the time of the issue of such debentures), shall be received by the Holder or for its benefit in connection with any Proceedings before all Senior Debt is paid in full, such payment or distribution shall be paid over to the holders of such Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt remaining unpaid until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

          (h) Subject to the prior payment in full of the Senior Debt, the Holder shall be subrogated to the rights of the Senior Holders to receive payments or distributions of any kind or character, whether in cash or property or securities of the Company, applicable to the Senior Debt, until the Note has been paid in full. No such payments or distributions to the Holder shall be deemed a payment by the Company on account of Senior Debt.

          (i) In the event of a Proceeding with respect to the Company, unless and until the Senior Debt is fully paid in cash and Senior Holder's obligation to lend any funds to the Company has been terminated, Holder irrevocably appoints and authorizes Senior Holder, as Holder's authorized agent, at the election of the Senior Holder, to file the appropriate claim or claims in respect of the indebtedness arising under the Note on behalf of Holder if Holder does not do so prior to 30 days before the expiration of the time to file claims in such proceeding. The Holder may not vote to accept or reject any plan of reorganization or arrangement with respect to the Company, or otherwise vote Holder's claims in respect of any indebtedness arising under the Note, in any manner that would adversely affect the Senior Holder in any material respect, or in any manner that is inconsistent with the terms of Section 5 of this Note.

          (j) No amendment of the documents evidencing or relating to this Note shall directly or indirectly modify the provisions of the Note in any manner which might terminate or impair the subordination of the indebtedness arising under the Note. By way of example, such instruments shall not be amended to (i) increase the rate of interest with respect to the Note, or (ii) accelerate the payment of the principal or interest or any other portion of the indebtedness arising under the Note.

          (k) The above subordination provisions shall in no way be affected, modified, waived or revoked by the occurrence of any event of default hereunder or any acceleration of the maturity of this Note in consequence thereof. The provisions of this Section 5 are intended solely for the purpose of defining the relative rights of the holders of Senior Debt on the one hand and the Holder on the other hand. Nothing contained in this Note shall impair, as between the Company and the Holder, the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with the terms of this Note.

          (l) The rights of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by this Note shall not be prejudiced or impaired by any act or failure to act by the Company or its failure to comply with the terms of this Note. Upon request of any holder of Senior Debt, the Holder shall execute a subordination agreement in such form as is reasonably required by such holder of Senior Debt and consistent with the terms hereof (each, an "Intercreditor Agreement").

     6. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Holder that:

          (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware.


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          (b) The Company has full corporate power and authority to execute and deliver this Note and to perform all of the obligations hereunder, and all necessary corporate action has been taken by the Company to execute and deliver this Note.

          (c) This Note constitutes the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with its terms.

7. COVENANTS. The Company covenants and agrees with the Holder that from the date hereof until the payment in full of all amounts due under this Note:

          (a) Promptly after the Company knows or has reason to believe that any Event of Default (or any event or circumstance that, with the giving of notice and/or the lapse of time, would become an Event of Default) has occurred, the Company shall deliver to the Holder a notice thereof describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Holder has taken or proposes to take with respect thereto.

          (b) The Company shall not, directly or indirectly, make, create, incur, assume or suffer to exist any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of its property, whether now owned or hereafter acquired, except (i) with respect to the Senior Debt, (ii) "Permitted Liens," as such term is defined in the SVB Documents as in effect on May 31, 2003 (other than clause (iv) thereof),
     (iii) liens securing capitalized leases and purchase money indebtedness in an aggregate principal amount not to exceed $25,000,000 at any time outstanding; and (iv) liens in the New Accenture Collateral (as that term is defined in Section 2.3 of the SVB Documents as in effect on May 31,
     2003) securing indebtedness in an amount not to exceed the amount of such indebtedness outstanding as of the date hereof.

          (c) The Company shall not create, incur, assume, guaranty, or become liable with respect to (contingently or otherwise), any indebtedness for borrowed money (excluding (i) any such indebtedness of the Company under interest rate and currency swaps, caps, floors, collars, hedge agreements, forward contracts, or similar agreements or arrangements intended to protect the Company against fluctuations in interest or currency exchange rates, and (ii)any such indebtedness of the Company as lessee under capitalized leases or for purchase money indebtedness, indebtedness of the Company under commodity price agreements or arrangements and indebtedness of the Company with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company (in each case under this subparagraph 5(c)(ii), where there is a corresponding offsetting asset securing such indebtedness)), except for:

               (i)  any Senior Debt;

               (ii) indebtedness with respect to the Notes, which includes all accrued interest hereunder and all eligible additions to principal;

               (iii) indebtedness issued to refinance the Debentures, PROVIDED that such indebtedness (A) ranks pari-passu or junior to the Notes, (B) does not provide for any payment of principal thereof prior to the payment in full of this Note, other than as a result of an acceleration upon an event of default (which acceleration would constitute an Event of Default hereunder as provided in Section 8(g) below), (C) does not provide (or provision is otherwise made by the Company for the benefit of the Holder in a manner reasonably acceptable to the Holder) for any payment of interest at any time at which any interest accrued and due on this Note, or any interest added to the principal hereof has not been paid in full and (D) contains


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                    subordination provisions not more favorable to the holder of such indebtedness that the provisions of Section 5 above;

               (iv) guarantees of the debt and/or performance obligations of subsidiaries on an unsecured basis incurred in the ordinary course of business in a manner consistent with past practice and in an amount equal to or less than $8,000,000 in the aggregate outstanding at any time;

               (v) the Company's reimbursement obligations to Fleet National Bank, or its successors and assigns, with respect to letters of credit, hedge agreements and foreign exchange forward contracts issued by Fleet National Bank, or its successors and assigns, in an aggregate face amount not exceeding $3,000,000; and

               (vi) the Company's secured guaranty of letters of credit issued on behalf of AspenTech UK Limited in an amount not to exceed the face amount of UK 1,300,000 pounds.

          (d) The Company shall not directly or indirectly make any payment in respect of any indebtedness for money borrowed (except for Senior Debt) at any time that a Blockage Period has commenced and the Blockage Expiration with respect thereto has not occurred.

8. DEFAULT. Each of the following events shall constitute an "Event of Default" hereunder:

          (a) the Company defaults in the payment of the principal, interest or any other amounts payable owing under this Note when due (whether at stated maturity or otherwise), and, in the case of an interest payment, fails to make any such payment within 10 days after the date the same becomes due and payable;

          (b) the Company or any material subsidiary files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or seeks the appointment of a custodian, receiver, trustee (or other similar official) of the Company or any material subsidiary or all or any substantial portion of the Company's or any material subsidiary's assets, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing, or fails to generally pay its debts as they become due;

          (c) an involuntary petition is filed, or any proceeding or case is commenced, against the Company or any material subsidiary (unless such proceeding or case is dismissed or discharged within 60 days of the filing or commencement thereof) under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, liquidation or moratorium statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is applied for, appointed for the Company or any material subsidiary or to take possession, custody or control of any property of the Company or any material subsidiary, or an order for relief is entered against the Company or any material subsidiary in any of the foregoing;

          (d) any representation, warranty or certification made in Section 6 hereof is not true or correct in any material respect when made;

          (e) the occurrence of a Change of Control (for purposes of this clause
     (e), (1) the term "Change of Control" shall mean (i) the acquisition by any Person of beneficial


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     ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the election of directors (any shares of voting stock of which such person or group is the beneficial owner that are not then outstanding being deemed outstanding for purposes of calculating such percentage) other than any such acquisition by the Company, any subsidiary of the Company or any employee benefit plan of the Company or (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company to another Person (other than (a) any such transaction (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of the Company and (y) pursuant to which the holders of common stock of the Company immediately prior to such transaction are entitled to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after such transaction and (b) any merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of common stock of the Company into solely shares of common stock of the Company); and (2) the term "Person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Securities Exchange Act of 1934, as in effect on the date hereof, PROVIDED that the term "Person" shall not include Advent International or any entity or individual that, directly or indirectly, controls, is controlled by, or is under common control with Advent International;

          (f) the Company shall fail to perform any covenant, condition or agreement (other than as may be covered by clause (a) above) under this Note and such failure continues for more than 30 days after the date on which the Holder has given written notice of such failure to the Company; or

          (g) the Company or any material subsidiary shall default in the performance of any of its obligations under, or shall otherwise breach, any covenant in any agreement(s) or instrument(s) for borrowed money (other than Senior Debt), and as a result of such default or breach, payment of obligations thereunder totaling in excess of $3,000,000 in the aggregate shall have been accelerated, or for any other reason, the payment of obligations for money borrowed totaling in excess of $3,000,000 in the aggregate shall have been accelerated.

9. REMEDIES. Upon the occurrence and during the continuance of an Event of Default hereunder, subject to the provisions of Section 5 above, all unpaid principal, accrued interest and other amounts owing hereunder shall,

          (a) at the election of the Holder, with respect to an Event of Default described in clause (a), (d), (e) or (f) of Section 8,

          (b) automatically, with respect to an Event of Default described in clause (b) or (c) of Section 8,



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          (c) at the election of holders of either 33-1/3% of the outstanding principal amount of the Notes (including any accrued interest added to the principal thereof) or $5,000,000 in aggregate principal amount of Notes (including such accrued interest), with respect to an Event of Default described in clause (g) of Section 8, be immediately due, payable and collectible by the Holder pursuant to applicable law. In addition, (i) any and all unpaid principal, interest or other amounts due under this Note shall thereafter bear interest at the maximum rate set forth in Section 4 above; and (ii) the Holder may exercise any and all rights and remedies it may have under this Note, or under applicable law. All rights and remedies shall be cumulative and not exclusive. The failure of the Holder to exercise all or any of its rights, remedies, powers or privileges hereunder or any other agreement or applicable law in any instance shall not constitute a waiver thereof in that or any other instance.

     10. EXPENSES. The Company agrees to and shall pay to the Holder, within 10 days after demand and presentation of invoices, any and all costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Holder in connection with the collection or enforcement of amounts outstanding hereunder or for enforcing the Holder's rights or remedies hereunder.

     11. WAIVERS. The Company, for itself and its legal representatives, successors and assigns, hereby expressly waives demand, protest, presentment, notice of dishonor, notice of acceptance, and notice of protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and agrees that any extension, renewal or postponement of the time of payment or any other indulgence to, or release of any person now or hereafter obligated for the payment of this Note shall not affect the Company's liability hereunder.

     12. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

     13. SUCCESSORS AND ASSIGNS. This Note and all obligations of the Company hereunder shall be binding upon the successors and assigns of the Company, and shall, together with the rights and remedies of the Holder hereunder, inure to the benefit of the Holder, any future holder of this Note and their respective successors and assigns, PROVIDED, HOWEVER, the Company may not transfer or assign its rights or obligations hereunder without the express written consent of the Holder and any purported transfer or assignment by the Company without the Holder's written consent shall be null and void. The Holder may not assign, transfer, participate or endorse its rights under this Note without the consent or approval of the Company, unless the Holder assigns, transfers, participates or endorses its rights hereunder (and, at the election of the Holder, under one or more other Notes) with respect to an aggregate principal amount of Notes (including any accrued interest added to principal in accordance with the terms thereof) exceeding the lesser of (a) 33-1/3% of the aggregate outstanding principal amount of the Notes (including any accrued interest added to principal in accordance with the terms thereof) and (b) $10,000,000.

     14. WAIVER OF JURY TRIAL AND CERTAIN DAMAGES. Each of the Company and the Holder waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Note, any rights or obligations hereunder, or the performance of any such rights or obligations. Except as prohibited by law, the Company waives any right that it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that neither the Holder, nor any representative, agent or attorney thereof has represented, expressly or otherwise, that the Holder would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in


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entering into this Note, the Holder is relying upon, among other things, the foregoing waivers and certifications.

     15. ENTIRE AGREEMENT; AMENDMENTS; INVALIDITY. This Note constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes and replaces in their entirety any prior discussions, agreements, etc., all of which are merged herein and therein. Except for the principal amount hereunder, the interest rate and principal and interest payments dates set forth herein and amendments which require the consent of the Holder, the terms of this Note may be amended or otherwise modified by an instrument executed by each of the Company and the holders of 51% of the outstanding principal amount of the Notes. If any term of this Note shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Note shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

     16. CONSTRUCTION. References herein to Sections and Subsections shall mean such Sections and Subsections of this Note, except as otherwise specified. The word "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

     17. THIRD PARTY BENEFICIARY; NOTICES. The Senior Holder is an intended third party beneficiary of Section 5 of this Note. The provisions of Section 5 are for the purpose of governing the relationship between the Holder and the Senior Holder and the Company shall have no rights under such Section. As between the Company and the Holder, the Company's obligations under this Note are absolute and unconditional, notwithstanding anything to the contrary in
Section 5. The Company shall inform the Holder in writing of the name and contact information of all Senior Holders. The only Senior Holders having rights under Section 5 are those Senior Holders that have been so identified to the Holder. At the request of the Holder from time to time, the Company shall promptly deliver a list of all holders of Senior Debt together with all relevant contact information.

     IN WITNESS WHEREOF, this Note has been duly executed as an instrument under seal as of the date first set forth above.




                             ASPEN TECHNOLOGY, INC.




                             By:
                               ----------------------------------------------
                               Name:
                                    -----------------------------------------
                               Title:
                                    -----------------------------------------


                             Address:


                             TEN CANAL PARK
                             ------------------------------------------------


                             CAMBRIDGE, MASSACHUSETTS 02141
                             ------------------------------------------------


ACCEPTED AND AGREED:

[                              ]
-------------------------------


By:
  ------------------------------------------------
  Title:
        ------------------------------------------


Address:


---------------------------------------

---------------------------------------

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                                      -10-